Debt - Summary of Debt (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Jan. 01, 2018
Long-term debt:
Opening balance	$ 38,640	$ 45,534
IFRS adjustment for deferred financing fees	260
Proceeds from long-term debt		306
Repayment of debt	(2,738)	(7,320)
Foreign currency translation	(43)	120
Closing balance	35,859	38,640
Current portion	3,414	2,620
Non-current portion	32,445	35,760	$ 36,020
Less: Unamortized deferred transaction costs		(260)
Total long-term debt	$ 35,859	$ 38,380